EXHIBIT 10.11

                          ___________________, 2003 [effective date of offering]

Civilian Capital
14 North Peoria Street, Ste. 7c
Chicago, IL  60607

Ladies and Gentlemen:

      In order to induce Civilian Capital (the "Underwriter") and Billy Dead, Inc. (the "Company") to enter into an underwriting agreement with respect to the public offering (the "Public Offering") of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), the undersigned hereby agrees that for a period of four (4) years following the closing of the Public Offering, he, she or it will not, without the prior written consent of the Underwriter and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any shares of Common Stock of the Company ("Common Stock") or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any fight to purchase or subscribe for shares of Common Stock or (whether or not beneficially owned by the undersigned), or any beneficial interest thereto (collectively, the "Securities").

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent, if any, of the Company's Common Stock with respect to any shares of Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

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                                            Signature*

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                                            Print Name

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                                            Print Address

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                                            Print Social Security Number or
                                            Taxpayer I.D. Number

* To be signed by Charles F. Ryan III, Brett W. Young, Julie G. Lynn and Keith G. Gordon.